Exhibit 10.2


                          BOARD COMPENSATION AGREEMENT


                                 BY AND BETWEEN


                              BFA LIQUIDATION TRUST


                                       AND


                                 [BOARD MEMBER]
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                          BOARD COMPENSATION AGREEMENT

     This BOARD COMPENSATION AGREEMENT ("Agreement") is made and entered into by and between BFA Liquidation Trust (the "Trust") and [Board Member] (the "Board Member"), as of the "Effective Date" as defined in the Joint Liquidating Plan of Reorganization (the "Plan"), which was confirmed by the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court") on December 22, 2000.

                                    RECITALS

     A. On November 9, 1999, Baptist Foundation of Arizona and certain of its subsidiaries and affiliates (the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the Bankruptcy Court. The Chapter 11 cases are being jointly administered under Case No. 99-13275-PHX-GBN (the "Chapter 11 Cases").

     B. On September 25, 2000, the Debtors and the standing committees filed the Plan with the Bankruptcy Court. The Plan provides for the creation of the Trust which will (i) receive from the Debtors and Non-Debtor Affiliates all of their respective Assets transferred pursuant to the Plan, (ii) hold the Assets of the Debtors and Non-Debtor Affiliates (except as may otherwise be provided under the Plan) in trust for the benefit of all Beneficiaries and (iii) oversee and direct the liquidation of the Trust Assets held by it and by the Platform Subsidiaries for the benefit of the Beneficiaries pursuant to the terms of the Plan and that certain Liquidating Trust Agreement, dated as of the Effective Date (the "Trust Agreement") by and among the Debtors, the Non-Debtor Affiliates, the members of the Liquidating Trust Board and the Liquidating Trustee. Unless otherwise expressly defined herein, all capitalized terms shall have the meanings ascribed thereto in the Trust Agreement.

     C. The primary purpose of the Trust is to (i) oversee and direct the liquidation of the Trust Assets for the benefit of the Beneficiaries in accordance with Treasury Regulation Section 301.7701-4(d) and (ii) distribute any proceeds of the Trust Assets received by the Trust to the Beneficiaries.

     D. The Bankruptcy Court has approved the retention of ____________ as a member of the Liquidating Trust Board for the Trust, and this Agreement sets forth the compensation payable to _____________ in [his/her] capacity as a member of the Liquidating Trust Board of the Trust and memorializes ______________'s acceptance to serve as a Board Member.
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                                    ARTICLE I
                                 DUTIES AND TERM

     1.1 DUTIES. The Board Member will be subject in all respects to the provisions of the Trust Agreement. The Board Member will have the duties set forth in the Trust Agreement.

     1.2 TERM. The Board Member shall serve as a member of the Liquidating Trust Board from the Effective Date until removed (by death, resignation or otherwise) pursuant to the Trust Agreement.

                                   ARTICLE II
                             COMPENSATION; INSURANCE

     2.1 COMPENSATION. The Board Member shall be compensated as follows:

          (i) for each calendar month during which the Board Member serves as a member of the Liquidating Trust Board, the Board Member shall be paid $1,000 (the "Monthly Compensation");

          (ii) in addition to the Monthly  Compensation  to be paid  pursuant to
     Section 2.1(i), for each meeting of the Liquidating Trust Board which the Board Member attends (either in person or by telephone conference), the Board Member shall be paid $2,000 (the "Additional Compensation" and together with the Monthly Compensation, the "Compensation"). The Additional Compensation shall not exceed $24,000 for any twelve month period;

          [(iii) in  addition  to the Monthly  Compensation  and the  Additional
     Compensation to be paid pursuant to Sections 2.1(i) and (ii), the Independent Board Member shall be paid $1,250 (the "Committee Compensation" and together with the Monthly Compensation and the Additional Compensation, the "Compensation") for each calendar month during which the Independent Board Member serves as the Chair of the Audit Committee and the Valuation Committee; and [THIS PROVISION ONLY APPLIES TO THE INDEPENDENT BOARD MEMBER]

          (iv) the Board Member shall be paid [his/her] Monthly Compensation by the Trust within five (5) days after the end of each calendar month during which the Board Member serves as a member of the Liquidating Trust Board and shall be paid [his/her] Additional Compensation, if any, [AND COMMITTEE COMPENSATION, IF ANY,] within five (5) days after the adjournment of each meeting of the Liquidating Trust Board.

     2.2 REIMBURSABLE EXPENSES. All reasonable out of pocket expenses, including travel expenses, incurred by the Board Member will be reimbursable as an expense of the Trust (the "Reimbursable Expenses").

     2.3 INSURANCE. The Trust shall provide coverage to the Board Member under a liability insurance policy, in form and substance substantially similar to a directors' and officers' liability insurance policy, which shall insure the Board Member for any action or omission of the Board Member in the performance of [his/her] duties hereunder, except any action or omission which is the result of willful misconduct on the part of the Board Member.

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                                   ARTICLE III
                          COMPENSATION UPON TERMINATION

     If the Board Member's duties hereunder and under the Trust Agreement are terminated (by death, resignation, removal or otherwise) in accordance with the Trust Agreement, in addition to any other rights or benefits specifically provided for herein, the Trust shall be obligated to provide compensation to the Board Member, as follows:

     3.1 ACCRUED COMPENSATION. The Trust shall pay the Board Member (or [his/her] estate or beneficiaries) any Compensation which has accrued but not been paid as of the termination date (the "ACCRUED COMPENSATION").

     3.2 ACCRUED REIMBURSABLE EXPENSES. The Trust shall reimburse the Board Member (or [his/her] estate or beneficiaries) for expenses incurred by [him/her] prior to the date of termination which are subject to reimbursement pursuant to this Agreement (the "ACCRUED REIMBURSABLE EXPENSES").

                                   ARTICLE IV
                              RESTRICTIVE COVENANTS

     4.1 CONFIDENTIALITY.

          (a) The Board Member covenants and agrees to hold in strictest confidence, and not disclose to any person without the express written consent of the Trust, any and all of the Trust's Proprietary Information, except as such disclosure may be required in connection with the performance of [his/her] duties hereunder and under the Trust Agreement and as required by law. This covenant and agreement shall survive this Agreement and continue to be binding upon the Board Member after the expiration or termination of this Agreement, whether by passage of time or otherwise, so long as such information and data shall remain Proprietary Information.

          (b) Upon termination of this Agreement for any reason, the Board Member shall immediately turn over to the Trust any "Proprietary Information," as defined in subparagraph (c) below. The Board Member shall have no right to retain any copies of any material qualifying as Proprietary Information for any reason whatsoever after termination (by death, resignation, removal or otherwise) of the Board Member, without the express written consent of the Trust.

          (c) For purposes of this Agreement, "PROPRIETARY INFORMATION" means and includes the following: the identity of the parties which have transacted business with the Trust or its affiliates; any written, typed or printed lists, or other materials identifying the parties which have transacted business with the Trust or its affiliates; any financial or other information supplied the parties which have conducted business with the Trust or its affiliates; any and all data or information involving the Trust, its affiliates, programs, methods, or contacts employed by the Trust or its affiliates; any lists, documents, manuals, records, forms, or other material used by the Trust or its affiliates; and any other secret or confidential information concerning the Trust's or its affiliates' affairs. The terms "list," "document" or other equivalents, as used in this paragraph, are not limited to a physical writing or compilation but also include any and all information whatsoever regarding the subject matter of the

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"list" or  "document,"  whether  or not such  compilation  has been  reduced  to writing. "Proprietary Information" shall not include any information which: (i) is or becomes publicly available through no act or failure of the Board Member;
(ii) was or is rightfully learned by the Board Member from a source other than the Trust before being received from the Trust; or (iii) becomes independently available to the Board Member as a matter of right from a third party. If only a portion of the Proprietary Information is or becomes publicly available, then only that portion shall not be Proprietary Information hereunder.

     4.2 REMEDIES. The Board Member acknowledges that the remedy at law for any breach or threatened breach of Section 4.1 will be inadequate and, accordingly, that the Trust shall, in addition to all other available remedies (including without limitation, seeking such damages as it can show it has sustained by reason of such breach), be entitled to injunctive relief or specific performance.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 DEFINITIONS. Any capitalized terms used herein, but not otherwise defined herein shall have the meanings set forth in the Trust Agreement. In addition, the following terms shall have the following meanings:

          (a) "ACCRUED COMPENSATION" - as defined in Section 3.1.

          (b) "ACCRUED REIMBURSABLE EXPENSES" - as defined in Section 3.2.

          (c) "ADDITIONAL COMPENSATION" - as defined in Section 2.1.

          (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "COMPENSATION" - as defined in Section 2.1.

          (f) "MONTHLY COMPENSATION" - as defined in Section 2.1.

          (g) "PROPRIETY INFORMATION" - as defined in Section 4.1.

          (h) "REIMBURSABLE EXPENSES" - as defined in Section 2.2.

     5.2 INCORPORATION OF TRUST AGREEMENT. The Trust Agreement is hereby incorporated into this Agreement and made a part hereof by this reference; PROVIDED, HOWEVER, that in the event of any conflict between the terms of the Trust Agreement and this Agreement, the terms of the Trust Agreement will control and govern.

     5.3 NO RECOURSE. Except as provided in the Plan and the Trust Agreement, no recourse shall ever be had, directly or indirectly, against the Board Member, by legal or equitable proceedings, or by virtue of any statute or otherwise, nor upon any promise, contract, instrument, undertaking, obligation, covenant or agreement whatsoever executed by the Board Member under the Plan, the Trust

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Agreement,  or by reason of the creation of any indebtedness by the Board Member under the Plan or the Trust Agreement for any purpose authorized by the Plan or the Trust Agreement, it being expressly understood and agreed that all such liabilities, covenants and agreements shall be enforceable only against and be satisfied only out of the Trust Assets or such part thereof as shall under the terms of any such agreement be liable therefor or shall be evidence only of a right of payment out of the Trust Assets.

     5.4 INDEMNIFICATION. From and after the Effective Date, the Trust will indemnify and hold harmless the Board Member from against any and all liabilities (fixed or contingent), obligations, losses, claims, actions, suits, costs, damages, expenses (including legal fees and expenses), disbursements, amounts paid in settlement, judgments, fines of any kind and nature whatsoever (each, an "Indemnity Claim") which may at any time be made, assessed, imposed on, asserted against or otherwise incurred by the Board Member in connection with, relating to, or arising out of, this Agreement or the Board Member's actions or omissions while acting within the scope of [his/her] duties under this Agreement, EXCEPT FOR the Board Member's acts or omissions constituting willful misconduct, as finally determined by a court of competent jurisdiction. In each instance where there is an Indemnity Claim or potential Indemnity Claim for which the Board Member is or may be entitled to seek indemnification, the Board Member must notify the Trust in writing of such Indemnity Claim and shall furnish to the Trust copies of all notices, service of process, pleadings and other pertinent written communications from the party asserting such Indemnity Claim. The Trust will promptly advance any legal fees and expenses incurred by the Board Member and reimburse any Indemnity Claim. If the Board Member's actions or omissions are found to constitute willful misconduct, as finally determined by a court of competent jurisdiction, any funds transferred by the Trust to the Board Member in connection with the related Indemnity Claim shall be promptly reimbursed. The Board Member may in [his/her] sole discretion retain [his/her] choice of legal counsel in connection with any Indemnity Claim.

     5.5 LIMITED LIABILITY. The Board Member shall not be liable for any act [he/she] may do or omit to do while acting in good faith and in the exercise of its reasonable judgment, and the fact that such act or omission was advised by an authorized attorney for the Board Member or the Trust, shall be evidence of such good faith and reasonable judgment; nor shall the Board Member be liable in any event, except to the extent determined to be the result of [his/her] own gross negligence or willful fraud or willful misconduct. The Board Member shall not be personally liable with respect to any liabilities or obligations of the Trust or any liabilities or obligations relating to the Trust Assets, including, without limitation, those arising under the Trust Agreement or with respect to the Trust or the Trust Assets.

     5.6 SUCCESSORS; BINDING AGREEMENT. This Agreement shall be binding upon any successor to the Trust and shall inure to the benefit of and be enforceable by the Board Member's personal or legal representatives, beneficiaries, designees, executors, administrators, heirs, distributees, devisees and legatees.

     5.7 MODIFICATION; NO WAIVER. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument by the party charged with such waiver or estoppel.

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No such written waiver shall be deemed a continuing  waiver unless  specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any other term or condition.

     5.8 SEVERABILITY. The covenants and agreements contained herein are separate and severable and the invalidity or unenforceability of any one or more of such covenants or agreements, if not material to the arrangement that is the basis for this Agreement, shall not affect the validity or enforceability of any other covenant or agreement contained herein. If, in any judicial proceedings, a court shall refuse to enforce one or more of the covenants or agreements contained herein because the duration thereof is too long, or the scope thereof is too broad, it is expressly agreed between the parties hereto that such duration or scope shall be deemed reduced to the extent necessary to permit the enforcement of such covenants or agreements.

     5.9 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, to the parties hereto at the following addresses:

                              If to the Trust, to:

                              BFA Liquidation Trust
                              1313 East Osborn Road, Suite 250
                              Phoenix, AZ 85014
                              Attn: Liquidating Trustee

                              With a copy to:

                              BFA Liquidation Trust
                              1313 East Osborn Road, Suite 250
                              Phoenix, AZ 85014
                              Attn: Chairman of the Liquidating Trust Board

                              If to the Board Member, to [him/her] at:

                              ______________________
                              ______________________

     5.10 ASSIGNMENT. This Agreement and any rights hereunder shall not be assignable to either party without the prior written consent of the other party.

     5.11 ENTIRE UNDERSTANDING. This Agreement constitutes the entire understanding between the parties hereto and no agreement, representation, warranty or covenant has been made by either party except as expressly set forth herein.

     5.12 BOARD MEMBER'S REPRESENTATIONS. The Board Member represents and warrants that neither the execution and delivery of this Agreement nor the performance of [his/her] duties hereunder violates the provisions of any other agreement to which [he/she] is a party or by which [he/she] is bound.

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     5.13  SURVIVORSHIP.  Unless  specifically  stated to the  contrary  in this
Agreement, the rights and obligations of the Board Member and the Trust set forth herein shall continue beyond the term of this Agreement, including, but not by way of limitation, the Trust's obligations under Sections 5.4 and 5.5, and the Trust's rights under Article IV.

     5.14 GOVERNING LAW. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Arizona applicable to contracts executed and wholly performed within such state.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        BFA LIQUIDATION TRUST

                                        By: Clifton R. Jessup, Jr., not in his
                                            individual capacity, but solely as
                                            Liquidating Trustee

                                            /s/ Clifton R. Jessup, Jr.
                                            ------------------------------------


                                        BOARD MEMBER


                                        ----------------------------------------
                                        Name:

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